UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

WCA Waste Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification number)

One Riverway, Suite 1400 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 292-2400

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 8, 2012, WCA Waste Corporation (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved the following proposals:

Proposal 1: To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of December 21, 2011, as it may be amended from time to time, by and among the Company, Cod Intermediate, LLC, and Cod Merger Company, Inc. (the “Merger Agreement”).

For	Against	Abstain
29,831,944	70,663	4,230,567

In addition, the holders of the Company’s Series A Convertible Pay-In-Kind Preferred Stock unanimously approved the adoption of the Merger Agreement.

Proposal 2: To approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger.

For	Against	Abstain
23,832,571	5,295,574	774,462

Proposal 3: To consider and vote on any proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement.

For	Against	Abstain
29,345,618	544,823	12,166

Item 7.01	Regulation FD Disclosure.

On March 8, 2012, the Company issued a press release titled “WCA Waste Corporation Stockholders Adopt Merger Agreement With Macquarie Infrastructure Partners II,” a copy of which is furnished as Exhibit 99.1 to this Current Report. On March 8, 2012, the Company issued a press release titled “WCA Waste Corporation Announces Extension of Expiration Date of its Tender Offer and Consent Solicitation,” a copy of which is furnished as Exhibit 99.2 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 and Exhibit 99.2 shall be deemed to be “furnished” and not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1*	Press Release of WCA Waste Corporation titled “WCA Waste Corporation Stockholders Adopt Merger Agreement With Macquarie Infrastructure Partners II” dated March 8, 2012

99.2*	Press Release of WCA Waste Corporation titled “WCA Waste Corporation Announces Extension of Expiration Date of its Tender Offer and Consent Solicitation” dated March 8, 2012

*	These Press Releases are being furnished and not filed, pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION

Date: March 8, 2012	/s/ Michael A. Roy
Michael A. Roy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release of WCA Waste Corporation titled “WCA Waste Corporation Stockholders Adopt Merger Agreement With Macquarie Infrastructure Partners II” dated March 8, 2012

99.2*	Press Release of WCA Waste Corporation titled “WCA Waste Corporation Announces Extension of Expiration Date of its Tender Offer and Consent Solicitation” dated March 8, 2012

*	These Press Releases are being furnished and not filed, pursuant to Regulation FD.